UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2005

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

          On November 23, 2005, ChoiceOne Financial Services, Inc. ("ChoiceOne") engaged Plante & Moran, PLLC ("Plante Moran") as its independent registered public accounting firm, to replace its prior accounting firm, Crowe Chizek and Company LLC ("Crowe"), effective as of the fiscal year beginning January 1, 2006. The change in ChoiceOne's certifying accounting firm was based on the results of a competitive bidding process. The engagement of Plante Moran and the dismissal of Crowe was recommended and approved by the Audit Committee of ChoiceOne's Board of Directors.

          Crowe's reports on ChoiceOne's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the two most recent fiscal years ended December 31, 2004 and 2003 and through the date of this report, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K issued under the Securities Exchange Act of 1934, as amended, and its related instructions) between ChoiceOne and Crowe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreement in connection with its reports.

          During the two most recent fiscal years ended December 31, 2004 and 2003 and through the date of this report, there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K issued under the Securities Exchange Act of 1934, as amended, and its related instructions) between ChoiceOne and Crowe.

          During the two most recent fiscal years ended December 31, 2004 and 2003 and through the date of this report, ChoiceOne has not consulted with Plante Moran regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on ChoiceOne's financial statements, or any matter that was the subject of a disagreement or reportable event.

          ChoiceOne has furnished Crowe with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission ("SEC"). ChoiceOne also requested that Crowe furnish a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report. A copy of Crowe's letter to the SEC is filed with this Current Report as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		16.1	Letter from Crowe Chizek and Company LLC to the Securities and Exchange Commission dated November 30, 2005

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 30, 2005	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer

EXHIBIT INDEX

Exhibit Number	Document

16.1	Letter from Crowe Chizek and Company LLC to the Securities and Exchange Commission dated November 30, 2005